SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

J&J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	0-14616	22-1935537
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

6000 Central Highway, Pennsauken, New Jersey 08109
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856) 665-9533

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	JJSF	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e)	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 20, 2020, the Compensation Committee of the Board of Directors of J & J Snack Foods Corp. (“J & J” or the “Company”) granted 1,579 restricted shares of its common stock to Ken A. Plunk, the Company’s new Senior Vice President, Chief Financial Officer, pursuant to an Inducement Restricted Stock Award Agreement (“Agreement”).

The Agreement was approved by the Company’s Compensation Committee pursuant to a delegation by the Company’s Board of Directors and was issued as an inducement equity grant pursuant to Rule 5635(c)(4) of NASDAQ Listing Rules. The grant was an inducement material to having Mr. Plunk entering into employment with J & J. The Agreement contains provisions relating to equal vesting over a period of three years and subject to Mr. Plunk’s continued employment with the Company.

The description of the Agreement contained in this Item 5.02 is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the press release announcing the restricted stock inducement grant is furnished with this report as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number	Description of Document
10.1	Inducement Restricted Stock Award Agreement
99.1	Press Release dated October 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP.

By:	/s/ Gerald B. Shreiber
Gerald B. Shreiber
Chief Executive Officer

/s/ Ken A. Plunk
Ken A. Plunk
Chief Financial Officer

Date: October 26, 2020

EXHIBIT INDEX

Exhibit Number	Description

10.1	Inducement Restricted Stock Award Agreement
99.1	Press Release dated October 21, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)